                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                          -------------------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          -------------------------

                      DATE OF REPORT: November 23, 1999
                      (Date of earliest event reported)


                         PHOTOGEN TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)


           NEVADA                        0-23553                 36-4010347
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)

           7327 OAK RIDGE HIGHWAY, SUITE B
           KNOXVILLE, TENNESSEE                                   37931
           (Address of principal executive offices)               (Zip Code)

                                  (423) 769-4011
                 (Registrant's telephone number including area code)

ITEM 5.    OTHER EVENTS.

           Photogen Technologies, Inc. (the "Company") issued a press release announcing that the Company's common stock has been approved for listing on
the NASDAQ small cap market.   The Press Release, dated November 23, 1999, is
attached as Exhibit 99 hereto.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   The following exhibit is filed with this report:

99 Press release of the Company, dated November 23, 1999, announcing that the Company's common stock has been approved for listing on the NASDAQ small cap market.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Photogen Technologies, Inc.



                                         By:   /s/ John Smolik
                                               -----------------------------
                                               John Smolik, President

Date:      November 23, 1999

                                  EXHIBIT INDEX

Exhibit          Description
No.
99               Press release of the Company, dated November 23, 1999,
                 announcing that the Company's common stock has been approved for listing on the NASDAQ small cap market.
